

DRESSER-RAND

Howard Weil 2010 Energy Conference

March 22, 2010

DRESSER-RAND.

Disclosure

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as "may", "might", "will", "should", "expect", "plan", "outlook", "anticipate", "believe", "estimate", "appear", "project", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company's most recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

DRESSER-RAND.



Company Overview

Global Supplier of Energy Solutions

- Approximately 90% of sales for the twelve months ended 12/31/09 of $2.3 billion from oil and gas infrastructure spending
- Compression is needed at every stage of the oil and gas production cycle – upstream, midstream and downstream
- A leading provider of rotating equipment / largest installed base / industry leading alliances

2009 Sales By Business Segment


New Units
55%
45%
Aftermarket Parts and Services

2009 Sales By Destination


Asia Pacific
17%
Middle East /Africa
16%
38%
North America
19%
Europe
10%
Latin America

Serving the Entire Energy Value Chain


2009 Sales By End Market
Other 11%
Chemical 13%
Oil & Gas Production 29%
Refining 32%
Gas Trans. 15%


Off-shore


On-shore


Refining


FPSO/FLNG


Controls


CAES


Gas Transmission

DRESSER-RAND

Most Client Alliances in Industry ~ 50



أرامكو السعودية
Saudi Aramco
Statoil
SAMSUNG TECHWIN
Marathon Oil Corporation
PEMEX
HESS
ConocoPhillips
Chevron
bp
Chevron Phillips
REPSOL YPF
ExxonMobil
BR PETROBRAS
ENEX
KINDER MORGAN
PRAXAIR
PDVSA
VALERO ENERGY
PT Badak NGL
HOVENSA
Dow
FLUOR
FLINT HILLS
LYONDELL
TEXAS GAS TRANSMISSION, LLC
OXY
Transco
EQUISTAR
Panhandle Energy
WOODSIDE
TARGA
elpaso
dcp Midstream Partners

Validation of Dresser-Rand's Value Proposition

DRESSER-RAND

Extensive Global Presence



Edmonton, Alberta Canada
Naperville, IL
Hamilton, OH
Kongsberg, Norway
Spijkenisse, The Netherlands
Oberhausen, Germany
Bielefeld, Germany
Genoa, Italy
Seattle, WA
Aberdeen, Scotland, U.K.
Burlington, IA
Peterborough Cambridgeshire U.K.
Louisiana, MO
Sarnia, Ontario
Le Havre, France
Olean, NY
Rancho Dominguez, CA
Wellsville, NY
Painted Post, NY
Chirchik, Uzbekistan
Chula Vista, CA
Horsham, PA
Kiefer, OK
Shanghai, PRC
Chesapeake, VA
Atlantic Beach, FL
Tulsa, OK
Odessa, TX
Jena, LA
Baton Rouge, LA
Houston, TX
Abu Dhabi UAE
Kemanan, Terengganu, Malaysia
Port Harcourt Nigeria
Naroda, India
Baroda, India
Couva, Trinadad & Tobago
Luanda, Angola
Cilegon, Banten, Indonesia
Maracaibo, Edo. Zulia Venezuela
Campinas - SP, Brazil
Kuala Lumpur, Malaysia

Headquarters
Houston, Texas, USA
Paris France

Regional Centers
Kuala Lumpur, Malaysia
Houston, Texas
Le Havre, France

Service Centers (37)

Global Operations (12)
Olean, New York
Wellsville, New York
Painted Post, New York
Burlington, Iowa
Houston, Texas
Le Havre, France
Oberhausen, Germany
Bielefeld, Germany
Kongsberg, Norway
Naroda, India
Shanghai, China
Peterborough, UK

DRESSER-RAND

Strong 2009 P&L Results / Bookings Down

($ in Millions, except EPS)

	2009	2008	Change
Sales			
New Units	$1,259	$1,203	5%
Aftermarket	1,031	992	4%
Total	$2,290	$2,195	4%
Operating Income			
New Units	$169	$132	28%
Aftermarket	265	277	-4%
Unallocated	(85)	(71)	20%
Total	$349	$338	3%
Net Income	$211	$198	7%
EPS	$2.57	$2.36	9%
Bookings			
New Units	$727	$1,429	-49%
Aftermarket	934	1,094	-15%
Total	$1,662	$2,523	-34%

DRESSER-RAND.

Business Model Characteristics

- ~ ½ revenues tied to new build-out – cyclical
- Flexible manufacturing model to effectively meet demand swings – mitigates large swings in new unit margins
- ~ ½ revenues tied to installed base – much less cycle sensitive
- ~ 75% operating income from aftermarket (installed base)
- Strong value proposition
- Low capital intensity

Strong Relative Performance in Both Up and Down Cycles

DRESSER-RAND.

New Units - Flexible Manufacturing Model

- ***Highly absorbed internally at cycle bottoms***
- ***Able to flex capacity to meet cycle peaks***

($ in Millions)	2001	2009	Change 09 vs. '01
Sales	$877	$2,290	2.6 X
Operating Income	$21	$349	16.6 X
- % of Sales	2.4%	15.2%	
Employees	6,084	6,109	0%
Manufacturing Footprint (Sq. Ft.)	~ 3.9 M	~ 4.0 M	Small

Flexibility Through Supply Chain Management

DRESSER-RAND

Dependable Aftermarket

(Revenue $ in Millions)



$1,000
$750
$500
$250
$0
New leadership team
Implemented growth strategy
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09

- ~10% CAGR past 9 years
- Key Initiatives:
  - Sales Entitlement Model
  - Leverage Alliances
  - Expand Service Centers
    - Added 13 since '05 IPO
  - Technology Leadership
  - Applied Technology
  - Acquisitions
    - Tuthill, Gimpel, Peter Brotherhood, Arrow, Enginuity, Compressor Renewal Services, Leading Edge Turbine Technologies

DRC Captures ~ 10% of Market Opportunity

DRESSER-RAND.

Aftermarket Bookings – December YTD

($ in Millions)



$1,094
$934
$1,100
$880
$660
$440
$220
$0
83
38
973
26
910
2008
2009
Other
Foreign Echange
NOC Client

- 2009 $160 or 15% lower vs. year ago
  - Reduction in orders from one NOC ~ $(58)
  - Unfavorable foreign exchange impact ~ $(38)
- Full year within 6% of '08 (adjusted for NOC and F/X impacts)
- Applied Technology bookings ~ $119 vs. $107 in 2008
- Quote activity remains stable

Resilient Aftermarket Business Model

DRESSER-RAND.

Unique Low Capital Intensity Business Model

NWC as a % of LTM Sales



5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
1.4%
3.9%
-0.8%
-1.5%
2.7%
12 pt. avg.
2005
2006
2007
2008
2009

- Custom-engineered equipment
- ~6 to 15 month cycle time
- Customer advance payments and progress payments finance working capital

Capex as a % of Sales



2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
1.3%
1.3%
1.4%
1.8%
1.8%
2004
2005
2006
2007
2008
2009

- 2010 ~ 1 ½ to 2% of sales
- Manufacturing strategy allows for low capital expenditures
- Aftermarket segment low capital intensity

DRESSER-RAND.

Strong Balance Sheet



Net Debt to Capital
60%
40%
20%
0%
56%
45%
32%
14%
20%
11%
Dec. 04
Dec. 05
Dec. 06
Dec. 07
Dec. 08
Dec. 09



Net Debt to Adjusted EBITDA
5.0
4.0
3.0
2.0
1.0
0.0
4.8
2.7
1.4
0.6
0.6
0.4
Dec. 04
Dec. 05
Dec. 06
Dec. 07
Dec. 08
Dec. 09

- 7 3/8% Notes Mature 2014
- No Revolver Borrowings / $168 Used for Letters of Credit
- Net debt to total capital 13%
  - Total debt $370
  - Net debt $147
- Liquidity at 12/31/09 = $555
  - Cash $223
  - Revolver Availability $332

$200 Million Share Repurchase Program

- Board of directors authorized the repurchase of up to $200 million of the Company's common stock
  - Approximately 8 percent of outstanding shares
- Reflects confidence in the continued growth of business, optimism in the long term future and ongoing commitment to increasing shareholder value
- Program will allow us to continue to pursue strategic opportunities for growth, such as through acquisitions
  - Recent acquisition – Leading Edge Turbine Technologies

DRESSER-RAND.

Leading Edge Turbine Technologies

- Specializes in the repair of industrial gas turbine and large utility steam turbine equipment
- Strengthens capabilities to provide service to the power generation sector.





- Expect to achieve significant worldwide growth going forward by leveraging our extensive global service infrastructure and market channels
- Excellent first step into a promising new market

Market is Large and Growing

DRESSER-RAND.



Outlook

DRESSER-RAND.

Traditional Market Opportunities

Upstream



- Offshore production / FPSO (100+ next 5 yrs.)
- Tracking ~ 60 LNG projects (more than 20 FLNG)
- Peter Brotherhood acquisition
- Samsung Techwin

Midstream



- Pipelines & storage (growth in Asia, China, India, US)
- Coal bed methane & shale opportunities
- Acquisitions strengthen position (Arrow; Enginuity; Compressor Renewal Services)

Downstream



- Refining – 200,000 bpd ~ $50MM opportunity
- Expansions e.g., Saudi Aramco Jubail & Yanbu
- Process upgrades, environmental compliance, energy conservation, difficult crudes
- Chemical (Asia, India & Middle East)

Emerging Market Opportunities

Subsea



- ICS - "Only-In-Class" - DATUM derivative technology / close coupled motor / proprietary separation technology
- 1st commercial order – topside Petrobras P-18

CAES



- Experience & Technology - Only operating installation in North America
- Potential to combine with wind and solar
- Government incentives and "Green" incentives
- Tracking ~ 20 projects (100 MW ~ $50MM opportunity)

CO_2 Sequestration



- DRC has a significant amount of installed horsepower worldwide compressing CO_2
- Opportunity involving coal-fired power plants
- Potential for carbon tax or Cap & Trade incentives
- Ramgen supersonic compressor technology

DRESSER-RAND.

2010 New Units Outlook

- Recovery in New Unit market appears underway
  - New unit bookings expected to be in the range of $1.0 to $1.3 billion
- New unit backlog at 12/31/09 = $1.4 billion
- Revenues between $800 million to $1.0 billion
- Flexible manufacturing model preserving high single digit operating margin

DRESSER-RAND.

2010 Aftermarket Outlook

($ in Millions)



$1,200
$900
$600
$300
$1,100
(mid-point)
CAGR ~ 10%
Sales
$475
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E

- High Book / Ship
- Short cycle time
- High # of transactions
- Revenues between $1.0 and $1.2 billion
  - Market recovery
  - Local presence – new service locations
  - Acquisitions gain traction
- Operating margins 24% to 26%

DRESSER-RAND.

2010 Summary
($ and Shares in Millions)

New Units Revenue	$800 to $1,000
Aftermarket Revenue	$1,000 to $1,200
Operating Income	$260 to $300
- Unallocated Expenses	$80 to $85
Interest Expense	$30 to $35
Effective Tax Rate	~ 35%
Diluted Shares O/S	82.5

DRESSER-RAND.

Summary

- Sustainable competitive advantages: Technology, Alliances, Installed Base, Service Network
- Well positioned to benefit from Upstream and Downstream growth opportunities – significant demand increase in 2010
- DRC Business Model Characteristics:
    - Steady high margin aftermarket
    - Flexible manufacturing model
  - Results:
    - Ability to meet significant New Unit demand swings with minimal disruption
    - Good performance expected even in down markets
    - Low capital intensity

DRESSER-RAND.



DRESSER-RAND

www.dresser-rand.com

info@dresser-rand.com

DRESSER-RAND.